UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 18, 2025
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Principal Financial Officer and Principal Accounting Officer

On July 22, 2025, the Board of Directors of Oportun Financial Corporation (the “Company”) appointed Joseph Schueller, the Company’s Senior Vice President, Finance – Controller, as the Company’s Principal Financial Officer and Principal Accounting Officer, effective immediately. In connection with Mr. Schueller's appointment, Raul Vazquez, the Company’s Chief Executive Officer, will no longer serve in such capacities.

Mr. Schueller formally joined the Company on July 21, 2025, having previously supported the Company in a consulting capacity.

Mr. Schueller, 48, joined the Company following his role as the SVP, CFO and Treasurer at North Shore Bank from 2022 to 2025. Prior to North Shore Bank, Mr. Schueller held senior finance positions at several financial institutions, including SVP, CFO and Treasurer of Hills Bank & Trust from 2021 to 2022 and Senior Director at RSM US LLP in its financial institutions consulting practice from 2019 to 2021. He also held prior senior roles at Cognition Financial Corporation, Santander Bank, N.A., Admirals Bank, and State Street Corporation. Mr. Schueller is a Certified Public Accountant and began his career at PricewaterhouseCoopers. He holds a B.S. in Business – Accounting from the University of Minnesota.

There are no arrangements or understandings between Mr. Schueller and any other persons pursuant to which he was selected as the Company’s principal financial officer and principal accounting officer. There are no family relationships between Mr. Schueller and any director or executive officer of the Company that would require disclosure under Item 401(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and, there are no additional related party transactions between the Company and Mr. Schueller that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2025 annual meeting of stockholders of the Company held on July 18, 2025 (the “2025 Annual Meeting”), the Company’s stockholders approved (i) an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes and (ii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Company's board of directors and provide for the annual election of directors (collectively, the “Charter Amendments”). A description of the Charter Amendments was set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 28, 2025 (the “Proxy Statement”). The Charter Amendments became effective upon the filing of each Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on July 21, 2025 (each a “Certificate of Amendment”).

The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of each Certificate of Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2025 Annual Meeting, the Company's stockholders voted on five proposals, each of which is described in more detail in the Company's Proxy Statement. There were 32,377,751 shares of common stock present at the 2025 Annual Meeting in person or by proxy, which represented approximately 73.8% of the voting power of the shares of common stock entitled to vote at the 2025 Annual Meeting.

The stockholders of the Company voted on the following proposals at the 2025 Annual Meeting:

1. Election of two Class III directors, Carlos Minetti and Raul Vazquez, each to serve a three-year term, which will expire at the 2028 annual meeting of stockholders, or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Nominees	FOR	WITHHELD	BROKER NON-VOTES
Carlos Minetti	30,002,972	1,638,282	—
Raul Vazquez	23,612,895	8,028,089	—
Based on the votes set forth above, each of the director nominees was duly elected.

2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,885,087	465,122	294,783	732,759
Based on the votes set forth above, the amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes was approved.

3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to declassify the Company's board of directors and provide for the annual election of directors.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,878,119	477,478	289,395	732,759
Based on the votes set forth above, the amendment to the Company's Amended and Restated Certificate of Incorporation to declassify the Company's board of directors and provide for the annual election of directors was approved.

4. Non-binding advisory resolution to approve the Company's named executive officer compensation, as described in the proxy materials.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,769,766	2,853,793	3,021,430	732,762
Based on the votes set forth above, the stockholders advised that they were in favor of the Company's named executive officer compensation set forth in the Company's proxy materials.

5. Ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025.

FOR	AGAINST	ABSTAIN
29,498,366	1,885,804	993,581
Based on the votes set forth above, the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025 was ratified.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Oportun Financial Corporation
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Oportun Financial Corporation
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	July 23, 2025	By:	/s/ Kathleen Layton
Kathleen Layton
Chief Legal Officer and Corporate Secretary